Exhibit 99.1

Murano PV, S.A. DE C.V., a Mexican Development Company, to Become a Public Company Through Business Combination with HCM Acquisition Corp

Development company with experienced management team in the structuring, development and assessment of industrial, residential, corporate office, and hotel projects in Mexico with a national footprint and international outreach aimed at institutional real estate investors.

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Murano PV, S.A. DE C.V. is the owner and developer of luxury hospitality venues currently in operation in Condesa, Mexico City with an aggregate of 396 keys and luxury resort venues currently in development in Grand Island Cancun with more than 3,000 anticipated keys upon completion and the Baja peninsula with an aggregate of 350 anticipated keys upon completion.  The Company also intends to develop an industrial park in Baja California with an estimated floor space of 4.5 million square feet.

•	The transaction values Murano PV, S.A. DE C.V. at a pro forma enterprise value of approximately $810 million, assuming $10.00 per share and approximately 85% redemptions.
•	Murano PV, S.A. DE C.V.’s existing shareholders are rolling 100% of their shares into the combined company

Mexico City, Mexico - March 14, 2023 - Murano PV, S.A. DE C.V. (“Murano,” or the “Company”) today announced its plan to go public via a business combination with HCM Acquisition Corp (NASDAQ: HCMA) (“HCMA” or “HCM”), which values the Company at a pro forma enterprise value of approximately $810 million, assuming a value of $10.00 per share and approximately 85% redemptions.  The proposed business combination will permit Murano access to U.S. capital markets to accelerate its growth and finance its development plans.  Upon the closing of the transaction, the combined company will do business under the name Murano Group Hospitality.

Murano is led by Chairman Elias Sacal.  Mr. Sacal is also founding member of Bay View Grand.  He is a leader within Mexico’s tourism and lodging industry with over 20 years of experience developing, acquiring and financing real estate projects.

HCM is led by its Chairman and CEO Shawn Matthews.  Mr. Matthews is the Founder and Chief Investment Officer of Hondius Capital Management, a global asset manager, and the former Chief Executive Officer of Cantor Fitzgerald & Co., an American financial services firm.

Company Overview

Murano develops properties in North and Central America. Murano boasts a portfolio and range of completed projects that include marinas, hotels, condominiums, and apartment complexes.

Murano currently has two hospitality venues in operation in Condesa, Mexico City – Hotel Andaz and Hotel Mondrian -- with an aggregate of 396 keys.

Murano has three luxury resort venues in development in Quintana Roo, Cancun with more than 3,000 keys with operations scheduled to commence in phases, with the first phase scheduled to open in the third quarter of 2023 and full operation expected to occur in 2027.  Murano’s Quintana Roo, Cancun resorts have prestigious locations facing the Nichupte Lagoon with planned amenities such as a water park, a villa-style shopping area, a world class spa, a sports center, a beach club with access through Playa Delfines, outdoor pools, pools in rooftop areas, more than 15 restaurants and bars, a surf pool, tennis courts, and a private marina.

Murano also is developing a greenfield project in Bajamar, Baja California, expected to start operations in the first quarter of 2026, with plans to maintain 350 keys.

The Sacal family has over 25 years of experience in real estate development and commercialization of residences and condominiums, and has leveraged the experience to found Murano in 2010 to develop and operate commercial real estate.

This transaction will permit Murano access to U.S. capital markets to accelerate its growth and finance its development plan. Proceeds from the transaction will be used to fund construction costs and refinance indebtedness.

Elias Sacal, Chairman of Murano, stated: “Our experience and view of the market demonstrate to us that Mexico will provide a platform for robust growth that will facilitate expansion abroad over time.  We are thrilled to be partnering with HCM to facilitate and expedite growth fueled by access to U.S. capital markets.”

Shawn Matthews, CEO of HCM noted, “We couldn’t be happier to be part of the growth story of the Murano family, which we believe will showcase world-class resort properties and a sustainable rollup strategy.”

Transaction Overview

The transaction values the combined company at a pro forma enterprise value of approximately $810 million, assuming a valuation of $10.00 per share and approximately 85% redemptions.

As part of the transaction, Murano will convert into a corporation and all of Murano’s existing shareholders will roll 100% of their shares into the new Company and, assuming 85% redemptions from HCM shareholders, will hold approximately 85% of the shares of the combined company on closing.

The Boards of Directors of Murano and HCM have each unanimously approved this transaction. The transaction is subject to customary closing conditions, including approval of the shareholders of HCM and the Federal Economic Competition Commission (COFECE). The transaction is expected to close by the end of the third quarter of 2023.

Additional information about the proposed transaction, including a copy of the transaction agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by HCM with the Securities and Exchange Commission (“SEC”) and will be available on the HCM website at https://hcmacquisition.com/, the Murano website at https://www.murano.com.mx/en/ and at the SEC’s website at www.sec.gov.

Advisors
Clifford Chance US LLP and Nader, Hayaux & Goebel are acting as legal counsel to Murano.

Cohen & Co. Capital Markets, a division of J.V.B. Financial Group, LLC, is serving as Financial and Capital Markets Advisor to HCM.  King & Spalding LLP and Galicia Abogados are acting as legal counsel to HCM.

About Murano PV, S.A. DE C.V.
Murano PV, S.A. DE C.V. is a Mexican development company with extensive experience in the structuring, development and assessment of industrial, residential, corporate office, and hotel projects in Mexico. The Company also provides comprehensive services, including the execution, construction, management, and operation of a wide variety of industrial, business, and tourism real estate projects, among others.  Grupo Murano has a national footprint and international outreach aimed at institutional real estate investors.

About HCM Acquisition Corp
HCM Acquisition Corp is a special purpose acquisition corporation whose business purpose is to identify superior investment opportunities amongst private companies. Management is led by Chief Executive Officer Shawn Matthews, President and Chief Financial Officer James Bond.

Additional Information and Where to Find It
In connection with the proposed transaction, Murano will file with the SEC a registration statement on Form F-4 that will include a proxy statement of HCM and a prospectus of Murano, as well as other relevant documents concerning the proposed transaction. INVESTORS, SECURITY HOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (“SEC”), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. HCM shareholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Murano and HCM, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement/prospectus can also be obtained, without charge, by directing a request to HCM Acquisition Corp, 100 First Stamford Place, Suite 330, Stamford, CT 06902, (203)-930-2200.

Participants in Solicitation
HCM and its directors and executive officers may be deemed participants in the solicitation of proxies from HCM’s shareholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in HCM is contained in HCM’s final prospectus related to its initial public offering dated January 24, 2022, which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of HCM in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination that will be filed on Form F-4 when available.

No Offer or Solicitation
This communication does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of Murano, HCM, the combined company or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be affected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the business combination or the accuracy or adequacy of this communication.

Forward-Looking Statements
Certain statements included in this communication that are not historical facts are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect, “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objections, expectations, and intentions of Murano and HCM, the expected timing of completion of the transaction, and other statements that are not historical facts. These statements are based on information available to Murano and HCM as of the date hereof and neither Murano nor HCM is under any duty to update any of the forward-looking statements after the date of this Presentation to conform these statements to actual results. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the respective management of Murano and HCM as of the date hereof and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and should not be relied on by an investor or others as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Murano and HCM. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that any regulatory approvals or the SEC’s declaration of the effectiveness of our prospectus/proxy statement are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transaction or that the approval of the requisite equity holders of HCM is not obtained; failure to realize the anticipated benefits of the proposed transaction; risks relating to the uncertainty of the projected financial information with respect to Murano; risks related to the rollout of Murano’s business and the timing of expected business milestones; the effects of competition on Murano’s business; the amount of redemption requests made by HCM’s shareholders; the ability of HCM or Murano to issue equity or equity-linked securities or obtain debt financing in connection with the proposed transaction or in the future; and those factors discussed in HCM’s final prospectus dated January 24, 2022 under the heading “Risk Factors,” and other documents HCM has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither HCM nor Murano presently know, or that HCM or Murano currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, the forward-looking statements reflect HCM’s and Murano’s expectations, plans, or forecasts of future events and views as of the date of this communication. HCM and Murano anticipate that subsequent events and developments will cause HCM’s and Murano’s assessments to change. However, while HCM and Murano may elect to update these forward-looking statements at some point in the future, HCM and Murano specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as a representation of HCM’s and Murano’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts
Media:
ICR for Murano: info@murano.com.mx
Investor Relations:
ICR for Murano: info@murano.com.mx